SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 2, 2009

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Berkshire Hathaway Inc. (“Berkshire”) and Burlington Northern Santa Fe Corporation (“BNSF”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) on November 2, 2009. The Merger Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Berkshire and BNSF have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On November 2, 2009, Berkshire’s Board of Directors approved a 50-for-1 split of its Class B Common Stock, subject to obtaining the approval of its shareholders. Berkshire has issued a press release announcing the Board approval of the stock split, which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Agreement and Plan of Merger, dated as of November 2, 2009, by and among Berkshire, R Acquisition Company, LLC and BNSF (incorporated by reference to Exhibit 2.1 to BNSF’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on November 3, 2009).

99.1	Joint Press Release issued by Berkshire and BNSF dated November 3, 2009 (incorporated by reference to Exhibit 99.1 to BNSF’s Current Report on Form 8-K, filed with the SEC on November 3, 2009).

99.2	Press Release issued by Berkshire dated November 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2009	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg Senior Vice President and Chief Financial Officer

Exhibit Index

10.1	Agreement and Plan of Merger, dated as of November 2, 2009, by and among Berkshire, R Acquisition Company, LLC and BNSF (incorporated by reference to Exhibit 2.1 to BNSF’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on November 3, 2009).

99.1	Joint Press Release issued by Berkshire and BNSF dated November 3, 2009 (incorporated by reference to Exhibit 99.1 to BNSF’s Current Report on Form 8-K, filed with the SEC on November 3, 2009).

99.2	Press Release issued by Berkshire dated November 3, 2009.